                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

       ------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 12, 2003

                                NTL EUROPE, INC.

         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                        0-30673                 13-4105887
         ---------------------------------------------------------------
(State or Other Jurisdiction of     (Commission File Number)     (IRS Employer
Incorporation)                                                  Identification No.)

                     37 PURCHASE STREET, RYE, NEW YORK 10580
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (914) 921-1800

                                       N/A
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

      On November 12, 2003, Cablecom GmbH, NTL Euope, Inc.'s largest subsidiary, completed a restructuring of its debt and equity which, among other things, reduced the amount of bank debt outstanding, extended the maturity date thereof and resolved the Swiss overindebtedness issue. As a result of that restructuring, first, NTL Europe's equity stake in Cablecom was reduced to a small minority position and, second, effective as of the close of business on November 19, 2003, that remaining equity stake was acquired by certain participants in the restructuring for an aggregate of $15 million. As a result, NTL Europe has no further ownership interest in Cablecom and Cablecom will be treated as a discontinued operation beginning in the fourth quarter of 2003.

      The accompanying pro forma consolidated balance sheet of NTL Europe as of September 30, 2003 assumes that the restructuring of Cablecom's debt and equity and the related disposition of NTL Europe's remaining minority equity interest in Cablecom occurred on September 30, 2003. The accompanying pro forma consolidated statements of operations for the nine months ended September 30, 2003 and for the year ended December 31, 2002 assume that the restructuring of Cablecom's debt and equity and the related disposition of NTL Europe's remaining minority equity interest in Cablecom occurred on the first day of each period presented. The pro forma statements of operations exclude the effects of a non-recurring, non-cash gain of approximately $1.4 billion resulting from the restructuring of Cablecom's debt and equity, as well as, approximately $13.4 million of gain on the disposition of NTL Europe's restructured minority equity interest in Cablecom occurring as part of the restructuring. The pro forma statement of operations for the nine months ended September 30, 2003 also excludes the impact of NTL Europe's emergence from bankruptcy on January 10, 2003 and application of Fresh Start accounting effective January 1, 2003, which has been reported as a single day of predecessor entity activity in NTL Europe's 2003 quarterly reports filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Not Applicable

            (b) Unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2003, and Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2002 and the nine months ended September 30, 2003.

            (c)   Not Applicable

ITEM 7 (B)

                                NTL EUROPE, INC.
                         PRO FORMA FINANCIAL STATEMENTS
                               MANDATORY FORM 8-K

 REF.                                 DESCRIPTION
 ----                                 -----------
  A         Pro Forma Balance for NTL Europe, Inc. at September 30, 2003.

  B Pro Forma Income Statement for NTL Europe, Inc. for the nine months ended September 30, 2003.

  C         Pro Forma Income Statement for NTL Europe, Inc. for the year ended
            December 31, 2002.

  D         Footnotes.

                                NTL EUROPE, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2003

                                                         SEPTEMBER 30,       DISCONTINUED                           PRO FORMA
                                                            2003              OPERATIONS                              AS OF
                                                        (CONSOLIDATED)        (CABLECOM)(1)     ADJUSTMENTS(1)   SEPTEMBER 30, 2003
                                                        --------------        -------------     --------------   ------------------
                                                                              (UNAUDITED)
                                                                        (AMOUNTS IN MILLIONS)
ASSETS
Current assets:
   Cash and cash equivalents                              $    126.7          $    (62.0)            $  15.0           $  79.7
   Accounts receivable-trade, net                               50.1               (41.8)                                  8.3
   Other                                                        78.4               (67.7)                                 10.7
                                                          ----------          ----------             -------           -------
Total current assets                                           255.2              (171.5)               15.0              98.7
Fixed assets, net                                            1,164.3            (1,162.6)                                  1.7
Goodwill                                                         -                   -                                       -
Reorganization value in excess of amounts allocable
to identifiable assets                                         226.5              (225.3)                                  1.2
Customer lists, net of accumulated
   amortization of $8.2                                        211.3              (211.3)                                    -
Investments in and loans to affiliates, net                     21.2                (8.1)                                 13.1
Deferred tax asset                                              91.5              (131.8)                                (40.3)
Other assets                                                    15.0                 1.7                                  16.7
                                                          ----------          ----------             -------           -------
Total assets                                              $  1,985.0          $ (1,908.9)            $  15.0           $  91.1
                                                          ==========          ==========             =======           =======

LIABILITIES AND SHAREHOLDERS' (DEFICIENCY)
Liabilities not subject to compromise
Current liabilities:

   Accounts payable                                       $     49.1          $    (38.6)            $   1.6           $  12.1
   Accrued expenses and other                                   58.6               (44.0)                                 14.6
   Interest payable                                             12.1               (12.1)                                    -
   Dividends payable                                            17.2                 -                                    17.2
   Deferred revenue                                             88.4               (86.2)                                  2.2
   Current portion of long-term debt                         2,875.5            (2,875.4)                                  0.1
                                                          ----------          ----------             -------           -------
Total current liabilities                                    3,100.9            (3,056.3)                1.6              46.2
Long-term debt                                                   -                   -                                       -
Mandatorily redeemable preferred stock                         102.1                 -                                   102.l
Other                                                          145.0              (145.0)                                    -
Deferred income taxes                                          135.7              (175.9)                                (40.2)
Commitments and contingent liabilities
Shareholders' (deficiency)
   Common stock - $.01 par value; authorized
   60.0 shares; issued and outstanding 19.7
   shares                                                        0.2                 -                                     0.2
   Additional paid-in capital                                    -                   -                                       -
   Accumulated other comprehensive

      Income (loss)                                            (45.4)               45.7                                   0.3
   (Accumulated deficit)                                    (1,453.5)            1,422.6                13.4             (17.5)
                                                          ----------          ----------             -------           -------
                                                            (1,498.7)            1,468.3                13.4             (17.0)
                                                          ----------          ----------             -------           -------
Total liabilities and shareholders' equity
(deficiency)                                              $  1,985.0          $ (1,908.9)            $  15.0           $  91.1
                                                          ==========          ==========             =======           =======


                                       A

                                NTL EUROPE, INC.
                     PRO FORMA CONSOLIDATED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                                                                                                    PRO FORMA
                                                                        NINE MONTHS ENDED       DISCONTINUED    FOR THE NINE MONTHS
                                                                        SEPTEMBER 30, 2003       OPERATIONS           ENDED
                                                                         (CONSOLIDATED)         (CABLECOM)(2)   SEPTEMBER 30, 2003
                                                                         --------------         -------------   ------------------
                                                                                               (UNAUDITED)
                                                                             (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

REVENUES                                                                 $        366.0      $       (347.8)     $         18.2
COSTS AND EXPENSES

Operating expenses (exclusive of depreciation shown separately below)             137.4              (127.4)               10.0
Selling, general and administrative expenses                                       97.1               (88.3)                8.8
Other Charges                                                                       6.4                (6.4)                 --
Corporate expenses                                                                 13.3                  --                13.3
Depreciation                                                                      138.0              (133.4)                4.6
Amortization                                                                        8.1                (8.1)                 --
                                                                             ----------          ----------          ----------
                                                                                  400.3              (363.6)               36.7
                                                                             ----------          ----------          ----------
Operating (loss)                                                                  (34.3)               15.8               (18.5)

OTHER INCOME (EXPENSE)
Interest income and other, net                                                      3.4                (1.7)                1.7
Interest expense                                                               (1,412.0)            1,407.4                (4.6)
Share of (losses) from equity investments                                          (1.8)                 --                (1.8)
Foreign currency transaction gains (losses)                                         1.2                  --                 1.2
                                                                             ----------          ----------          ----------
(Loss) before recapitalization items, income taxes and
   discontinued operations                                                     (1,443.5)            1,421.5               (22.0)
Recapitalization items, net                                                          --                  --                  --
                                                                             ----------          ----------          ----------
(Loss) before income taxes                                                      (1443.5)            1,421.5               (22.0)
Income tax benefit (expense)                                                       (1.4)                1.1                (0.3)
                                                                             ----------          ----------          ----------
(Loss) from continuing operations                                              (1,444.9)            1,422.6               (22.3)
Preferred stock dividends and accretion                                            (8.6)                 --                (8.6)
                                                                             ----------          ----------          ----------
Net (loss) available to common shareholders                              $     (1,453.5)     $      1,422.6      $        (30.9)
                                                                             ==========          ==========          ==========
Basic and diluted net (loss) per share:
Net (loss) per common share                                              $       (73.94)     $        72.37      $        (1.57)
                                                                             ==========          ==========          ==========
  Weighted average shares                                                    19,657,524          19,657,524          19,657,524
                                                                             ==========          ==========          ==========

                                       B

                                NTL EUROPE, INC.
                     PRO FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                DISCONTINUED      PRO FORMA
                                                                               NTL INC.           OPERATION          NTL
                                                                             CONSOLIDATED       (CABLECOM)(3)     EUROPE, INC.
                                                                             ------------       -------------     ------------
                                                                              (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

REVENUES                                                                    $       435.9      $      (401.6)     $        34.3

Operating expenses (exclusive of depreciation shown separately below)               175.4             (141.5)              33.9
Selling, general and administrative expenses                                        138.8              (99.0)              39.8
Asset impairments                                                                   854.3             (838.8)              15.5
Other changes                                                                         3.5               (3.5)                --
Corporate expenses                                                                   11.5                 --               11.5
Depreciation                                                                        222.7             (215.6)               7.1
Amortization                                                                         95.5              (82.3)              13.2
                                                                              -----------        -----------        -----------
                                                                                  1,501.7           (1,380.7)             121.0
                                                                              -----------        -----------        -----------
Operating (loss)                                                                 (1,065.8)             979.1              (86.7)

OTHER INCOME (EXPENSE)

Interest and other income, net                                                      (11.0)               1.7               (9.3)
Interest expense                                                                   (156.1)             126.1              (30.0)
Share of (losses) from equity investments                                          (251.3)                --             (251.3)
Other gains (losses)                                                                  3.0               (1.9)               1.1
Foreign currency transaction gains (losses)                                           9.3                 --                9.3
                                                                              -----------        -----------        -----------
(Loss) from continuing operations before recapitalization items and
      income taxes                                                               (1,471.9)           1,105.0             (366.9)
Recapitalization items, net                                                          (4.8)               4.8                 --
                                                                              -----------        -----------        -----------
(Loss) from continuing operations before income taxes                            (1,476.7)           1,109.8             (366.9)
Income tax benefit                                                                  128.1             (125.3)               2.8
                                                                              -----------        -----------        -----------
(Loss) from continuing operations                                                (1,348.6)             984.5             (364.1)
Preferred stock dividends                                                          (145.7)                --             (145.7)
                                                                              -----------        -----------        -----------
(Loss) from continuing operations available to common shareholders          $    (1,494.3)     $       984.5      $      (509.8)
                                                                              ===========        ===========        ===========

Basic and diluted (loss) from continuing operations available to common
      shareholders                                                          $       (5.40)     $        3.56      $       (1.84)
                                                                              -----------        -----------        -----------
Weighted average shares                                                       276,626,475        276,626,475        276,626,475
                                                                              ===========        ===========        ===========

                                       C

                                NTL EUROPE, INC.
                         PRO FORMA FINANCIAL STATEMENTS

NO.                               DESCRIPTION

1 On November 12, 2003, Cablecom completed a restructuring of its debt and equity, which reduced the Company's ownership position in Cablecom to a minority position which will result in the treatment of Cablecom as a discontinued operation in the fourth quarter of 2003. As a result of that restructuring, first, the Company's equity stake in Cablecom was reduced to a small minority position and, second, effective as of the close of business on November 19, 2003, the Company's remaining interest in Cablecom was acquired by certain participants in the restructuring for $15 million, less expenses of $1.6 million. The Company expects to report a gain of approximately $13.4 million on the acquisition of its remaining interest in Cablecom, in the fourth quarter of 2003.

2 The pro forma consolidated statement of operations for the nine months ended September 30, 2003 reflects the treatment of Cablecom as a discontinued operation for the period presented. All Cablecom related revenues and expenses have been reversed from the historical amounts reported for the nine months ended September 30, 2003. The pro forma consolidated statement of operations excludes a non-recurring, non-cash gain of approximately $1.4 billion resulting from the restructuring of Cablecom's debt and equity, as well as, approximately $13.4 million of gain on the acquisition of the Company's remaining equity interest in Cablecom occurring as part of the restructuring. Adjustments reflecting the Company's emergence from bankruptcy on January 10, 2003 and the application of fresh start accounting on the Company's predecessor entity, effective January 1, 2003, are not reflected in this pro forma statement of operations for the nine months ended September 30, 2003.


3 The pro forma consolidated statement of operations for the year ended December 31, 2002 reflects the treatment of Cablecom as a discontinued operation for the period presented. All Cablecom related revenues and expenses have been reversed from the historical amounts reported for the year ended December 31, 2002. The pro forma consolidated statement of operations excludes a non-recurring, non-cash gain of approximately $1.4 billion resulting from the restructuring of Cablecom's debt and equity, as well as, approximately $13.4 million of gain on the acquisition of the Company's remaining equity interest in Cablecom occurring as part of the restructuring. The pro forma consolidated statement of operations presents a loss from continuing operations and excludes losses incurred related to the other discontinued operations of the Company.

                                       D

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NTL EUROPE, INC.
                                      (Registrant)


                                      By:        /s/Jeffrey A. Brodsky
                                         ---------------------------------------
                                         Name:  Jeffrey A. Brodsky
                                         Title: President and Chief
                                                Executive Officer

Dated: November 26, 2003